UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2007

Wright Express Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-526993
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

97 Darling Avenue, South Portland, Maine		04106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(207) 773-8171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2007, the Wright Express Corporation (the "Company") Board of Directors (the "Board") increased the size of the Board and appointed George L. (Larry) McTavish as a director. Mr. McTavish’s appointment is effective January 3, 2007 and he will serve as a Class I director until the Annual Meeting of Stockholders that is held in 2009 or such time as his successor is elected or qualified. At this time, Mr. McTavish has not been appointed to any Board committees.

As a member of the Board, Mr. McTavish will participate in the Wright Express Corporation Non-Employee Director Compensation Plan (the "Plan"). The Plan provides for, among other things, the following:

• A non-employee directors’ annual cash retainer of $35,000 per year (excluding the Non-Executive Chairman of the Board)
• A non-employee directors’ annual equity retainer equal to $70,000 per year (excluding the Non-Executive Chairman of the Board)
• Fees of $2,000 per meeting
• Committee chair fees of $25,000 for Audit, $12,000 for Compensation and $12,000 for Governance
• Non-executive Chairman annual cash retainer of $127,500
• Non-executive Chairman annual equity retainer equal to $127,500
• New director equity grants equal to not less than $50,000

This description of the Plan is qualified by reference to provisions of the Plan, which were attached as Exhibit 10.1 to the Form 8-K dated September 7, 2006 and filed with the Securities and Exchange Commission on September 13, 2006.

Item 8.01 Other Events.

On January 8, 2007, Wright Express Corporation issued a press release entitled "Wright Express Appoints Larry McTavish to Board of Directors" regarding Mr. McTavish’s appointment.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1* Press release of Wright Express Corporation dated January 8, 2007 (filed with this report)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wright Express Corporation

January 8, 2007	By:	Hilary A. Rapkin

Name: Hilary A. Rapkin
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Wright Express Corporation dated January 8, 2007 (filed with this report)